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                     SECURITIES AND EXCHANGE COMMISSION

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                           WASHINGTON, D.C.  20549



                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

MARCH 4, 1998 (MARCH 4, 1998)


                      Commission File Number:  000-18337

                              SHARON ENERGY LTD.
            (Exact name of registrant as specified in its charter)



      BRITISH COLUMBIA, CANADA                          84-0820328
      (State of Incorporation)             (I.R.S. Employer Identification No.)


5995 GREENWOOD PLAZA BLVD., #220, ENGLEWOOD, CO            80111
   (Address of principal executive offices)             (Zip Code)

                                (303) 694-4920
            (Registrant's telephone number, including area code)

                                  NO CHANGE
             (Former name, former address and former fiscal year,
                         if changed from last report)

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Item 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

(a) Sharon Energy Ltd. (the "Company") has issued 3,500,000 units of unregistered securities pursuant to an exemption from registration under Regulation S of the Securities Act of 1933. Each unit consists of one common voting share of the Company and one non-transferable Class D Common Stock Warrant. The shares priced at Cdn$0.20 are subject to a holding period, expiring four months from March 4, 1998. Two Class D warrants will entitle the holder thereof to acquire one common share in the capital of the Company at a price of Cdn$0.25 per share for a period of six months from March 4, 1998. In connection with the offering of shares, the Company issued 200,000 common shares as a corporate finance fee (for services rendered in connection with the units described above) to the placement agents identified in paragraph (b) herein below. In addition, the Company issued 400,000 Class E Warrants as additional compensation for services rendered in connection with the placement of units described above. Each Class E Warrant entitles the holder thereof to purchase one common voting share of the Company at a price of Cdn$0.20 for a period of six months from March 4, 1998.

(b) The names and addresses of the placement agents involved in the offering are as follows:

     1) Canaccord Capital Corporation, P.O. Box 10337, Suite 2200, 609 Granville Street, Vancouver, B.C. V7Y 1H2, CANADA. Received 200,000 common shares and 326,000 warrants.

     2) Union Securities International, P.O. Box 10341, Pacific Centre, Vancouver, B.C., V7H 1H4, CANADA. Received 74,000 warrants.

(c) The Company has received gross consideration of Cdn$700,000, or Cdn$0.20 per unit, for the issuance of the securities. Commissions totaling Cdn$50,810 were deducted and paid to the placement agents for services rendered in connection with the offering. The net proceeds to the Company were Cdn$649,190.

(d) All of the securities above were issued to persons other than "U.S. Persons" in an "Offshore Transaction" as those terms are defined in Regulation S under the Securities Act of 1933. The Company has relied on the representations of the placement agents and the unit subscribers as well as its own investigations in determining the offering status under Regulation S. The securities issued herein have been distributed under British Columbia securities legislation and were offered in jurisdictions, other than in the U.S., where such securities may be lawfully offered in accordance with applicable legislation.

(e) As described above, the Company has issued 3,500,000 Class D warrants exercisable into 1,750,000 common voting shares at a price of Cdn$0.25 per share within four months of the closing date of March 4, 1998. In addition, the Company has issued 400,000 Class E Warrants exercisable into 400,000 common voting shares at a price of Cdn$0.20 per share within six months of the closing date as a corporate finance fee. If all of the Class D and Class E warrants are exercised, 2,150,000 additional common voting shares will be issued and the Company will receive additional consideration of Cdn$517,500. However, there is no assurance that any of the warrants described herein will be exercised.

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NOTE:  As of March 4, 1998 the net proceeds of the offering of Cdn$649,190 have increased the Company's cash and common shareholders' accounts by US$460,925 using an exchange ratio of US$0.71 to Cdn$1.00. Common shares issued and outstanding have been increased by 3,700,000 to 9,563,800. The company has used U.S.$409,391 of the offering to purchase a 7% working interest in the South Lakeside oil and gas prospect in Cameron Parish, Louisiana.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SHARON ENERGY LTD.



Date:   March 4, 1998              By: /s/ Jack S. Steinhauser
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                                       Jack S. Steinhauser
                                       President and
                                       Chief Executive Officer